Exhibit 1

AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13D

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing, along with all other such undersigned, on behalf of the Reporting Persons (as defined in the joint filing), of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.10 per share, of the Issuer (as defined in the attached Schedule 13D), and agrees that this agreement be included as an Exhibit to such joint filing. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of this 1st day of October 2015.

OAKTREE PRINCIPAL FUND V (DELAWARE), L.P.

By:	Oaktree Fund GP, LLC, its general partner
By:	Oaktree Fund GP I, L.P., its managing member

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

OAKTREE FUND GP, LLC

By:	Oaktree Fund GP I, L.P., its managing member

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

OAKTREE FUND GP I, L.P.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director

[Signature Page to Joint Filing Agreement]

OCM HOLDINGS I, LLC

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director

OAKTREE HOLDINGS, LLC

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By:	Oaktree Capital Group Holdings GP, LLC, its general partner

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director

[Signature Page to Joint Filing Agreement]

OAKTREE FF INVESTMENT FUND AIF (DELAWARE), L.P.

By:	Oaktree Fund AIF Series, L.P., its general partner

By:	Oaktree Fund GP AIF, LLC, its general partner

By:	Oaktree Fund GP III, L.P., its managing member

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

OAKTREE FUND AIF SERIES, L.P.

By:	Oaktree Fund GP AIF, LLC, its general partner

By:	Oaktree Fund GP III, L.P., its managing member

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

OAKTREE FUND GP AIF, LLC

By:	Oaktree Fund GP III, L.P., its managing member

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

OAKTREE FUND GP III, L.P.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

[Signature Page to Joint Filing Agreement]

OAKTREE AIF INVESTMENTS, L.P.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director

OAKTREE AIF HOLDINGS, INC.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

OCM FIE, LLC

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director

OAKTREE HOLDINGS, INC.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director

[Signature Page to Joint Filing Agreement]